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                     FIRST AMENDMENT TO GUARANTY OF PAYMENT

         THIS FIRST AMENDMENT TO GUARANTY OF PAYMENT (this "Amendment") is made and entered into as of June 18, 2004, by RESOURCE AMERICA, INC., a Delaware corporation ("Guarantor") for the benefit of COMMERCE BANK, NATIONAL ASSOCIATION, a national banking association ("Secured Party").

                                   BACKGROUND

         A. Guarantor has heretofore executed and delivered to Secured Party its Guaranty of Payment, dated May 28, 2003 (the "Guaranty"), pursuant to which Guarantor unconditionally guaranteed to Secured Party the indefeasible payment, performance and satisfaction when due of all Obligations (as defined in the Guaranty) of Leaf Financial Corporation ("Leaf Financial"), Lease Equity Appreciation Fund I, L.P. ("Leaf I") and Leaf Funding, Inc. ("Leaf Funding" and together with Leaf Financial and Leaf I, the "Obligor"), arising of that certain Revolving Credit Agreement and Assignment of even date therewith, between the Obligor and Secured Party (the "Credit Agreement").

         B. On December 19, 2003, Leaf I was removed as a Borrower (as defined in the Credit Agreement) under the Credit Agreement.

         C. Guarantor and Secured Party mutually desire to amend the Guaranty and are entering into this Amendment to set forth their entire understanding and agreement with respect thereto.

         NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, and intending to be legally bound hereby, the parties hereto agree that the Guaranty is amended as follows:

         1. The Guaranty shall now secure a line of credit in an amount not to exceed Fifteen Million Dollars ($15,000,000).

         2. By its execution hereinbelow, the Guarantor hereby affirms, confirms and reaffirms, on and as of the date hereof, the Guaranty and agrees that such Guaranty remains in full force and effect, as amended by this Amendment.

         3. This Amendment may be executed in any number of counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all parties have not signed the same counterpart.



                  [SIGNATURE APPEARS ON FOLLOWING PAGE]


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         IN WITNESS WHEREOF, Guarantor has executed and delivered this First
Amendment to Guaranty of Payment as of the date first above written.

                                             RESOURCE AMERICA, INC.



                                             By:
                                                 -------------------------------
                                             Name:
                                             Title:
















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